UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

             Current Report Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event Reported): March 16, 2004





                             SCHOLASTIC CORPORATION
                             ----------------------
             (Exact name of registrant as specified in its charter)




  DELAWARE                              000-19860                13-3385513
(State or other jurisdiction     (Commission File Number)      (IRS Employer
 of incorporation)                                           Identification No.)

    557 BROADWAY, NEW YORK, NEW YORK                                    10012
(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code   (212) 343-6100

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SCHOLASTIC CORPORATION
CURRENT REPORT ON FORM 8-K, DATED  MARCH 16, 2004

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ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA
           FINANCIAL INFORMATION AND EXHIBITS

           Exhibit
           Number       Description of Document
           -------      -----------------------
           99.1         Press release of Scholastic Corporation,
                        dated March 16, 2004


ITEM 12.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On March 16, 2004, Scholastic Corporation issued the press release attached hereto as Exhibit 99.1 announcing its results of operations for its quarter ended February 29, 2004.

   The information in this Current Report on Form 8-K, including Exhibits, is being furnished to the Securities and Exchange Commission (the "SEC") and shall not be deemed to be incorporated by reference into any of Scholastic's filings with the SEC under the Securities Act of 1933.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    SCHOLASTIC CORPORATION
                                                    (Registrant)






Date:   March 16, 2004                              /s/Mary A. Winston
                                                    ------------------
                                                    Mary A. Winston
                                                    Executive Vice President
                                                     & Chief Financial Officer

SCHOLASTIC CORPORATION
CURRENT REPORT ON FORM 8-K, DATED MARCH 16, 2004
EXHIBIT INDEX

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            Exhibit Number            Description of Document
            --------------            -----------------------

            Exhibit 99.1              Press release of Scholastic
                                      Corporation, dated March 16, 2004